October 5, 2018

Document Control

Division of Investment Management

Securities and Exchange Commission

Office of Insurance Products

100 F Street, NE

Washington, DC 20549

Re: American Funds Insurance Series

File No. 002-86838 and No. 811-03857

Dear Sir or Madam:

Pursuant to Rule 497(j), Steven I. Koszalka, as Secretary of the Registrant, hereby certifies that no changes have been made to the forms of prospectuses and Statement of Additional Information since the electronic filing on September 28, 2018 of Registrant’s Post-Effective Amendment No. 86 under the Securities Act of 1933, as amended, and Amendment No. 86 under the Investment Company Act of 1940, as amended.

Separately, please note that, after the electronic filing was submitted on September 28, 2018, the Registrant discovered that the counsel representation required under Rule 485(b)(4) was inadvertently omitted from the signature page of the post-effective amendment. Accordingly, Erik A. Vayntrub, as counsel to the Registrant, hereby represents that the post-effective amendment, as filed on September 28, 2018, did not and does not contain disclosures that would make the amendment ineligible for effectiveness under the provisions of Rule 485(b).

Sincerely,

/s/ Steven I. Koszalka                       /s/ Erik A. Vayntrub

Steven I. Koszalka                            Erik A. Vayntrub

cc: Mark Cowan

Division of Investment Management